                                                                    EXHIBIT 4.2

                       Temporary Certificate--Exchangeable for Definitive Certificate When Ready for Delivery

      PREFERRED STOCK                                                                                     PREFERRED STOCK

         [NUMBER]                                       [OMEGA LOGO]                                          [SHARES]

INCORPORATED UNDER THE LAWS                                                                      THE SHARES EVIDENCED HEREBY ARE
 OF THE STATE OF MARYLAND                                                                      SUBJECT TO RESTRICTIONS ON OWNERSHIP
                                              OMEGA HEALTHCARE INVESTORS, INC.                 AND TRANSFER AS MORE FULLY DESCRIBED
                                                                                                   ON THE REVERSE SIDE HEREOF.


        This certifies that










        is the owner of

   FULLY PAID AND NONASSESSABLE SHARES OF THE __%, SERIES A CUMULATIVE PREFERRED STOCK, LIQUIDATION PREFERENCE $___ PER SHARE OF

                                                  OMEGA HEALTHCARE INVESTORS, INC.

(the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation and Articles Supplementary
(the"Charter"), and its Bylaws, to all of which the holder, by acceptance hereof, assents.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:


                  [SIG]                                                                           [SIG]
          PRESIDENT AND SECRETARY                                              VICE PRESIDENT AND CHIEF FINANCIAL OFFICER


                                                                                         COUNTERSIGNED AND REGISTERED:
                                                                                               FIRST CHICAGO TRUST COMPANY
                                                                                                       OF NEW YORK
                                                                                                       TRANSFER AGENT AND REGISTRAR,
                                                                                         BY: [SIG]
                                                                                                               AUTHORIZED SIGNATURE

                                                 OMEGA HEALTHCARE INVESTORS, INC.

        The Corporation has the authority to issue Preferred Stock.  The Corporation will furnish to any stockholder on request and without charge a full statement of the preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each Class the Corporation is authorized to issue.  The Preferred
Stock is subject to redemption by the Corporation on and after May 1, 2002.
        The transfer of these shares to any person who would thereby hold beneficial interest of more than 9.9% of the value of the outstanding capital stock of the Corporation may be prohibited or void or subject to other transfer restrictions or redemption rights as set forth in the Charter.  The Corporation will furnish information concerning such restrictions to any stockholder on request and without charge.

        KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY
AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                            UNIF GIFT MIN ACT - .........................Custodian...................
TEN ENT - as tenants by the entireties                                                (Cust)                            (Minor)
JT TEN  - as joint tenants with right of                                       under Uniform Gifts to Minors
          survivorship and not as tenants                                      Act..................................................
          in common                                                                                   (State)

                                                           UNIF TAF MIN ACT -  ................Custodian (until age................)
                                                                                     (Cust)
                                                                               ..............................under Uniform Transfers
                                                                                    (Minor)
                                                                               to Minors Act........................................
                                                                                                        (State)

                              Additional abbreviations may also be used though not in the above list.




      FOR VALUE RECEIVED, __________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
|                                      |
|                                      |
|______________________________________|

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________________________________________


                                                                     X   ___________________________________________________________

                                                                     X   ___________________________________________________________
                                                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                         THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
Signature(s) Guaranteed                                                  EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                                         CHANGE WHATEVER.




By_________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM).  PURSUANT TO S.E.C. RULE 17Ad-15.